SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
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Fidelity Hastings Street Trust
(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on July 12, 2011

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.accessmyproxy.com/fidelity.

FIDELITY® FUND
A SERIES OF
FIDELITY HASTINGS STREET TRUST

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-8544

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Fidelity® Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Fund (the fund) will be held at an office of Fidelity Hastings Street Trust (the trust), 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, across from Boston's South Station) on July 12, 2011, at 9:00 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To amend the fund's fundamental investment policies to remove references relating to selecting securities for income characteristics.

2. Contingent upon the approval of Proposal 3, to increase the individual fund fee rate component of the management fee to 0.30%.

3. Contingent upon the approval of Proposal 2, to include a performance adjustment component to the management fee and to give the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

The Board of Trustees has fixed the close of business on May 16, 2011 as the record date for the determination of the shareholders of the fund and each class, if applicable, entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
SCOTT C. GOEBEL Secretary

May 16, 2011

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement and have your proxy card or notice handy.

2. Call the toll-free number or visit the web site indicated on your proxy card or notice.

3. Enter the number found either in the box on the front of your proxy card or on the proposal page(s) of your notice.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY HASTINGS STREET TRUST:
FIDELITY® FUND
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109

TO BE HELD ON JULY 12, 2011

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Hastings Street Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity® Fund (the fund) and at any adjournments thereof (the Meeting), to be held on July 12, 2011 at 9:00 a.m. ET at 245 Summer Street, Boston, Massachusetts 02210, an office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying form of proxy on or about May 16, 2011. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means, or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the fund at an anticipated cost of approximately $87,400. The fund may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $2,600.

If the fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of FMR, the fund's investment adviser and administrator, and FMR Co., Inc. (FMRC), sub-adviser to the fund, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Distributors Corporation (FDC), the fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 10 Paternoster Square, 4th Floor, London, EC4M 7LS, United Kingdom; Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), located at Floor 19, 41 Connaught Road Central, Hong Kong; and Fidelity Management & Research (Japan) Inc. (FMR Japan), located at Kamiyacho Prime Place at 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan are also sub-advisers to the fund.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

One-third of the fund's outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/proxies to determine the status of this scheduled Meeting.

[Shares of each class of the fund issued and outstanding as of March 31, 2011, are indicated in the following table:]

Number of Shares
Fidelity Fund
Fidelity Fund: Class K

[As of March 31, 2011, the nominees and officers of the trust owned, in the aggregate, less than 1% of the fund's outstanding shares.]

[To the knowledge of the trust, substantial (5% or more) record and/or beneficial ownership of the fund and class on March 31, 2011, was as follows:]

To the knowledge of the trust, no [other] shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the fund on that date.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on May 16, 2011, will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

For a free copy of the fund's annual reports for the fiscal year ended June 30, 2010, and the semiannual reports for the fiscal period ended December 31, 2010, call 1-800-544-8544 (Retail Class) or 1-800-835-5092 (Class K only), visit Fidelity's web site at www.fidelity.com or www.401k.com, or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of each Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to each Proposal, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the Proposal.

SYNOPSIS OF THE PROPOSALS

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (Independent Trustees), has approved and recommends that shareholders of the fund approve three related proposals.

Proposal 1 would amend the fund's fundamental investment policies to remove references to investing a portion of the fund's assets in securities selected for their current income characteristics. This modification is not expected to result in a meaningful change in how the fund is managed.

Proposal 2 would amend the fund's management contract with FMR (the Amended Contract) to increase the fund's Individual Fund Fee Rate, a component of the management fee, to 0.30%. This change is contingent upon approval of Proposal 3.

Proposal 3 would further amend the management contract by adopting a performance adjustment to the fund's management fee. The performance adjustment would reward FMR by increasing management fees when the fund outperforms its benchmark index (the S&P 500 Index), and penalize FMR by decreasing management fees when the fund underperforms its benchmark index. The Amended Contract also would give the Board of Trustees authority to designate an alternative appropriate performance adjustment index without shareholder vote, subject to applicable law. These changes are contingent upon approval of Proposal 2.

Reasons for the Proposals. The primary purpose of each proposal is to facilitate the adoption of a performance adjustment component to the fund's management fee, which the Board of Trustees encouraged FMR to adopt in order to more closely align FMR's interests with those of shareholders.

FMR believes that amending the fund's investment policies to remove references to investing for income (Proposal 1) would better align with the fund's objective of long-term capital growth. This change is not expected to result in a meaningful change to how the fund is managed, but it facilitates the adoption of a performance adjustment by explaining more clearly how FMR intends to manage the fund once its management fee revenue is based, in part, on total return performance comparisons against the benchmark index.

FMR believes that increasing the fund's Individual Fund Fee Rate (Proposal 2) is also appropriate in light of the proposal to adopt a performance adjustment. Fidelity Fund is FMR's oldest fund, and for historical reasons, it charges a management fee that is 0.21% below Fidelity's standard fee for similarly managed funds. This places Fidelity Fund in the lowest 6th percentile of its competitive peer group. If Proposals 2 and 3 are adopted, the fund's management fee (excluding the impact of any performance adjustment) will still be 0.26% below the competitive median for similar types of funds. FMR believes, and the Independent Trustees unanimously agreed, that aligning the fund's management fee with FMR's standard rate for similar funds will fairly compensate FMR for the management services provided to the fund and its shareholders and will provide an appropriate basis for applying a performance adjustment. The adoption of Proposal 2 is contingent upon shareholder approval of Proposal 3.

FMR believes that adopting a performance adjustment to the fund's management fee (Proposal 3) would more closely align FMR's interests with those of shareholders. A performance adjustment would reward FMR by increasing management fees when the fund outperforms its benchmark index (the S&P 500 Index), and penalize FMR by decreasing management fees when the fund underperforms its benchmark index. The Amended Contract would also allow the Board of Trustees to designate an alternative benchmark index, rather than the S&P 500 Index, for purposes of calculating the fund's performance adjustment without shareholder vote and only if applicable law would permit the Board to do so. This is consistent with FMR's standard practice for funds with performance adjustments, and it would avoid the delay and expense of having to conduct a proxy solicitation in the event that FMR and the Board of Trustees agree that a benchmark change is warranted and appropriate. The adoption of Proposal 3 is contingent upon shareholder approval of Proposal 2.

FMR and the Board of Trustees believe that all three proposals, taken together, will benefit shareholders by conforming the fund's investment policies and management fees to similarly managed Fidelity funds and better aligning FMR's interests with those of shareholders.

In addition to the modifications discussed in more detail below, other non-material changes to the Amended Contract are proposed (see Exhibit 1). The changes are intended to clarify certain language in the fund's existing management contract with FMR (Present Contract). If Proposals 2 and 3 are approved by shareholders, these non-material changes will be included in the Amended Contract.

1. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICIES TO REMOVE REFERENCES RELATING TO SELECTING SECURITIES FOR INCOME CHARACTERISTICS.

The fund's current fundamental investment policies state that "[t]he fund seeks long-term capital growth. In order to provide a reasonable current return to shareholders on their capital, the fund to some extent limits the emphasis on the growth objective by investing a portion of its assets in securities selected for their current income characteristics. The fund invests primarily in common stocks or securities convertible into common stocks. The fund, in seeking to achieve a reasonable current return to shareholders, may from time to time invest a portion of its assets in various types of debt securities."

The Trustees recommend that shareholders of the fund vote to amend the fundamental investment policies to state that "[t]he fund seeks long-term capital growth. ~~In order to provide a reasonable current return to shareholders on their capital, the fund to some extent limits the emphasis on the growth objective by investing a portion of its assets in securities selected for their current income characteristics.~~ The fund invests primarily in common stocks or securities convertible into common stocks. The fund~~, in seeking to achieve a reasonable current return to shareholders,~~ may from time to time invest a portion of its assets in various types of debt securities. During temporary periods when, in FMR's judgment, market conditions warrant, adjustments favoring more defensive securities may be made." (deleted language is ~~struckthrough~~).

The primary purpose of the Proposal is to better align with the fund's objective of long-term capital growth. Additionally, eliminating the income component will more closely align the fund's investment policies with those of other Fidelity Funds with performance fees and will facilitate the adoption of a performance adjustment, if Proposals 2 and 3 are approved by shareholders. If the Proposal is approved, the amended fundamental investment policies cannot be changed again without the approval of shareholders.

The Board of Trustees, including the Independent Trustees, recommends that shareholders of the fund vote FOR Proposal 1. If this proposal is not approved by the shareholders of the fund, the fund's current fundamental investment policies will remain unchanged.

2. CONTINGENT UPON THE APPROVAL OF PROPOSAL 3, TO INCREASE THE INDIVIDUAL FUND FEE RATE COMPONENT OF THE MANAGEMENT FEE TO 0.30%.

The Board of Trustees, including the Independent Trustees, has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended and restated management contract with FMR (the Amended Contract). The Amended Contract would, in part, increase the Individual Fund Fee Rate under the fund's existing management contract with FMR (the Present Contract) from 0.09% to 0.30% of the fund's average daily net assets, resulting in a net increase of 0.21% of average net assets. The Amended Contract will result in a management fee that is higher than the fee payable under the Present Contract. (For more information on FMR, see the section entitled "Activities and Management of FMR" on page [_].)

Proposed Amendments to the Present Management Contract. A copy of the Amended Contract, marked to indicate all proposed amendments, is supplied as Exhibit 1 on page [_]. Except for the modification discussed in this Proposal, as well as the proposed amendments discussed in Proposal 3 beginning on page [_], it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract" beginning on page [_]. If Proposals 2 and 3 are approved by shareholders, the Amended Contract will take effect on the first day of the first month following such approval and will remain in effect through July 31, 2012, and thereafter, but only as long as its continuance after such date is specifically approved at least annually by vote of the Trustees of the fund or by vote of a majority of the outstanding voting securities of the portfolio. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 2011, and thereafter only as long as its continuance is approved at least annually as above.

The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract increases the Individual Fund Fee Rate to 0.30% of the fund's average daily net assets. (For additional amendments to the Present Management Contract, subject to the approval of Proposal 2, refer to the section entitled "Proposed Amendments to the Present Management Contract" beginning on page [_].)

Modification to the Individual Fund Fee Rate. The Amended Contract for the fund would increase the fund's Individual Fund Fee Rate to 0.30% of the fund's average daily net assets.

If shareholders approve Proposals 2 and 3, the Individual Fund Fee Rate will be set in the Amended Contract at 0.30%. FMR has, however, agreed to enter into a fee waiver agreement that would cap the Individual Fund Fee Rate at 0.20% (i.e., an initial increase of 0.11%) for a period of two years. Thereafter, the 0.10% waiver would be reduced by 0.02% each year until the full proposed Individual Fund Fee Rate of 0.30% would be payable beginning with the seventh year after approval by shareholders.

Comparison of Management Fees. The fund's management fee rate under the Amended Contract, for the twelve months ended December 31, 2010, would have been 0.559%, compared to 0.349% under the Present Contract.

The management fee rate will increase under the Amended Contract. More specifically, the Individual Fund Fee Rate will increase by 0.21% of the fund's average net assets.

The following chart compares the fund's management fee as calculated under the terms of the Present Contract for the twelve-month period ended December 31, 2010 to the management fee the fund would have incurred during that period if the Individual Fund Fee Rate change had been in effect.

Present Contract	Amended Contract
Management Fee	Management Fee	Percentage Difference
$18.6 Million	$29.8 Million	0.21%

3. CONTINGENT UPON THE APPROVAL OF PROPOSAL 2, TO INCLUDE A PERFORMANCE ADJUSTMENT COMPONENT TO THE MANAGEMENT FEE AND TO GIVE THE TRUSTEES THE AUTHORITY TO CHANGE THE FUND'S PERFORMANCE ADJUSTMENT INDEX GOING FORWARD, WITHOUT A SHAREHOLDER VOTE, SUBJECT TO APPLICABLE LAW.

The Board of Trustees, including the Independent Trustees, has approved, and recommends that shareholders of the fund approve, the Amended Contract. The Amended Contract would, in part, add a performance adjustment component (the Performance Adjustment) to the management fee that FMR receives from the fund under the Present Contract. (For more information on FMR, see the section entitled "Activities and Management of FMR" on page [_].)

Current Management Fee. The fund's current management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the funds average net assets. The fee has two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The total management fee for the fiscal year ended June 30, 2010 was 0.349%.

Proposed Amendments to the Present Management Contract. The Amended Contract would add a Performance Adjustment to the fund's management fee that would reward FMR by increasing management fees when the fund outperforms its benchmark index, and would penalize FMR by decreasing management fees when the fund underperforms its benchmark index. In addition, if shareholders vote in favor of this proposal, the Trustees will have the authority to change the performance adjustment index going forward, without a shareholder vote, subject to SEC limitations. For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract" beginning on page [_]. A copy of the proposed Amended Contract, marked to indicate all proposed amendments, is attached as Exhibit 1 on page [_]. Except for the modifications discussed in this proposal, as well as the proposed amendments discussed in Proposal 2, the Amended Contract is substantially identical to the Present Contract.

Addition of a Performance Adjustment. Performance adjustments are intended to reward a fund's investment adviser for good investment performance and penalize a fund's investment adviser for poor investment performance relative to an appropriate benchmark. Performance adjustments also serve to more closely align the interests of the investment adviser with those of shareholders. The SEC rules for calculating performance adjustments generally ensure that positive or negative adjustments result from the adviser's management skill and not from random irrelevant factors. To this end, the SEC rules require that an appropriate benchmark index be used for purposes of calculating a performance adjustment.

If the proposal is approved, FMR intends to use the S&P 500 Index, the fund's current benchmark index, for calculating the Performance Adjustment. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. FMR believes that the S&P 500 Index is an appropriate benchmark for the fund because it believes the index is representative of the fund's investment universe. The proposed performance adjustment benchmark is currently used by similar funds managed by FMR.

The Performance Adjustment, which is calculated monthly, is based on the fund's performance relative to the benchmark index and assets for the most recent 36 months. If the fund were to outperform the S&P 500 Index over 36 months, FMR would receive a positive Performance Adjustment, which would increase the management fee paid to FMR. If the fund were to underperform the S&P 500 Index, the management fee paid to FMR would be reduced by a negative Performance Adjustment. The Performance Adjustment rate is 0.02% for each percentage point (the performance of the fund and the S&P 500 Index each being calculated to the nearest 0.01%) of outperformance or underperformance, subject to a maximum of ±0.20% of the average net assets over the 36-month performance period. For performance adjustment purposes, the performance of the fund is measured by the performance of the Retail Class.

Although the Performance Adjustment is subject to a maximum rate of ±0.20%, it is calculated as a dollar amount. Because the Performance Adjustment will be based on the fund's 36-month average net assets, the Performance Adjustment as a dollar amount can be more than 0.20% or less than -0.20% when measured against current assets. For example, if the fund outperformed its index by 8 percentage points, the performance adjustment rate would be a positive 0.16% (0.02% multiplied by 8). If the fund's current net assets were the same as its 36-month average net assets, the Performance Adjustment would also be 0.16%. However, if the fund's current assets were double the 36-month average assets, the Performance Adjustment would be 0.08% based on current assets, because the dollar amount of the fee increase is spread over a larger asset base. Similarly, if the fund's current assets were half the 36-month average, the performance adjustment would be 0.32% based on current assets, because the dollar amount of the fee increase is spread over a smaller asset base.

Impact of Adding a Performance Adjustment. If Proposals 2 and 3 are approved, to prevent unfairness to the fund, the Performance Adjustment will be implemented prospectively. For the first eleven months following shareholder approval, there will be no Performance Adjustment and the fund's management fee will equal the Basic Fee Rate. The Basic Fee Rate is the sum of the Group Fee Rate, which declines as FMR's fund assets under management increase, and a fixed Individual Fund Fee Rate of 0.30% (subject to shareholder approval of Proposals 2 and 3). Starting with the twelfth month after shareholder approval, the Performance Adjustment will take effect and the management fee will be adjusted upward or downward, depending on the fund's performance relative to its benchmark, the S&P 500 Index, over the preceding twelve months. Following the twelfth month, each month, a new month will be added to the performance period until the performance period equals 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

As noted above, under the Amended Contract the Performance Adjustment is determined by comparing the performance of the Retail Class of the fund for the performance period to the performance of the index. The fund currently offers two classes of shares: Retail Class and Class K. The differences between the performance of the fund's classes is, in large part, reflective of the differences between the expenses of these classes. FMR believes that a Performance Adjustment based on the Retail Class of the fund rather than Class K is a fairer means to calculate performance.

The impact of the proposed addition of a Performance Adjustment to the fund's management fee will depend on the fund's future performance relative to the S&P 500 Index. However, the past performance of the S&P 500 Index and the fund can be used to show what the impact would have been on management fees for fiscal year 2010 (12 months ended June 30, 2010) and the most recent 12-month period ended December 31, 2010, if the fund had operated under a Performance Adjustment using the S&P 500 Index as a benchmark.

Assuming shareholder approval of Proposals 2 and 3, for the fiscal year ended June 30, 2010, the fund's Basic Fee Rate would have been 0.56%, which was composed of a Group Fee Rate and an Individual Fund Fee Rate of 0.30%. For the fiscal year ended June 30, 2010, if the fund's management fee had included a Performance Adjustment (using the S&P 500 Index as its benchmark), the fund's management fee would have been 0.645%, composed of the Basic Fee Rate and a positive Performance Adjustment of 0.086%. Thus, the Performance Adjustment would have resulted in a higher aggregate management fee under the Amended Contract than the amount payable under the Present Contract, giving effect to the Individual Fund Fee Rate Increase discussed in Proposal 2.

Assuming shareholder approval of Proposals 2 and 3, during the twelve-month period ended December 31, 2010, the fund's Basic Fee Rate would have been 0.559%, which was composed of a Group Fee Rate and an Individual Fund Fee Rate of 0.30%. For the twelve-month period ended December 31, 2010, if the fund's management fee had included a Performance Adjustment (using the S&P 500 Index as its benchmark), the fund's management fee would have been 0.560%, composed of the Basic Fee Rate and a positive Performance Adjustment of 0.001%. Thus, the Performance Adjustment would have resulted in a higher aggregate management fee under the Amended Contract, than the amount payable under the Present Contract.

The following chart compares the rolling 36-month returns (the measurement period used to calculate Performance Adjustments) for the fund's Retail Class and the S&P 500 Index for the past three years ended December 31, 2010. The chart shows that the fund outperformed the S&P 500 Index for a portion of the period and underperformed the Index for a portion of the period.

Fidelity Fund

36-Month Cumulative Total Returns vs. Proposed Performance Fee Index

Fidelity Fund
S&P 500
% Return
70
60
50
40
30
20
10
–
(10)
(20)
(30)
(40)
(50)
Jan- 08
Mar- 08
May- 08
Jul- 08
Sep- 08
Nov- 08
Jan- 09
Mar- 09
May- 09
Jul- 09
Sep- 09
Nov- 09
Jan- 10
Mar- 10
May- 10
Jul- 10
Sep- 10
Nov- 10

The following chart compares the calendar year performance of the fund to the S&P 500 Index over the past 10 calendar years. The chart shows how the fund has performed differently from the S&P 500 Index at times over this period, with the fund outperforming the S&P 500 Index in four of the past ten calendar years.

Fidelity Fund

Calendar Year Total Returns vs. Proposed Performance Fee Index

Annual Total Returns (%)
50
40
30
20
10
0
-10
-20
-30
-40
-50
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Fidelity Fund (retail class)
S&P 500

Comparison of Management Fees. The following tables compare the fund's management fee as calculated for the fiscal year ended June 30, 2010 and the twelve-month period ended December 31, 2010, under the terms of the Present Contract, to the management fee the fund would have incurred if the Amended Contract (including the Performance Adjustment) had been in effect during the same periods. For this purpose, the Performance Adjustment amounts presented for the Amended Contract for the fiscal year ended June 30, 2010 and the twelve-month period ended December 31, 2010 have been calculated using the rolling 36-month historical performance of the fund. Management fees are expressed in dollars and as percentages of the fund's average net assets for the fiscal year ended June 30, 2010, or the twelve-month period ended December 31, 2010, as applicable.

HYPOTHETICAL EXAMPLES

FOR THE FISCAL YEAR ENDED JUNE 30, 2010

	Present Contract		Amended Contract		Difference
	$ Millions	%	$ Millions	%	$ Millions	%
Individual Fund Fee(1)	4.8	0.090	13.1	0.300	11.3	0.210
Group Fee	13.9	0.259	13.9	0.259	0.0	0.000
Basic Fee	18.7	0.349	30.0	0.559	11.3	0.210
Performance Adjustment(2)	__-__	0.000	4.6	0.086	4.6	0.086
Total Management Fee(1)	18.7	0.349	34.6	0.645	15.9	0.296
Total Management Fee(3)	18.7	0.349	29.3	0.545	10.6	0.196

(1) Excluding waivers and reimbursements.

(2) Performance Adjustment reflects hypothetical performance fees for the fiscal year ended June 30, 2010 based on returns of the Retail Class.

(2) Including waiver.

FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2010

	Present Contract		Amended Contract		Difference
	$ Millions	%	$ Millions	%	$ Millions	%
Individual Fund Fee(1)	4.8	0.090	16.0	0.300	11.2	0.210
Group Fee	13.8	0.259	13.8	0.259	0.0	0.000
Basic Fee	18.6	0.349	29.8	0.559	11.2	0.210
Performance Adjustment(2)	__-__	0.000	0.1	0.001	0.1	0.001
Total Management Fee(1)	18.6	0.349	29.9	0.560	11.3	0.211
Total Management Fee(3)	18.6	0.349	24.6	0.460	6.0	0.111

(1) Excluding waivers and reimbursements.

(2) Performance Adjustment reflects hypothetical performance fees for the 12-month period ending December 31, 2010 based on returns of the Retail Class.

(3) Including waiver.

The following tables also describe the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below do not reflect the effect of any reduction of expenses during the fiscal year ended June 30, 2010, and the 12-month period ended December 31, 2010.

HYPOTHETICAL EXAMPLES

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED
JUNE 30, 2010

Annual Fund Operating Expenses (as a percentage of average net assets)

	Present Contract	Amended Contract
Management Fee	0.35%	0.56%(1)
12b-1 Fee	None	None
Other Expenses	0.26%	0.26%
Total Annual Operating Expenses	0.61%	0.82%

(1) Excluding waivers and reimbursements.

COMPARATIVE EXPENSE TABLE FOR THE 12-MONTH PERIOD ENDED
DECEMBER 31, 2010

Annual Fund Operating Expenses (as a percentage of average net assets)

	Present Contract	Amended Contract
Management Fee	0.35%	0.56%(1)
12b-1 Fee	None	None
Other Expenses	0.26%	0.26%
Total Annual Operating Expenses	0.61%	0.82%

(1) Excluding waivers and reimbursements.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

Fiscal Year Ended June 30, 2010	1 Year	3 Years	5 Years	10 Years
Present Contract	$ 62	$ 195	$ 340	$ 762
Amended Contract	$ 84	$ 262	$ 455	$ 1,014
12-Month Period Ended December 31, 2010	1 Year	3 Years	5 Years	10 Years
Present Contract	$ 62	$ 195	$ 340	$ 762
Amended Contract	$ 84	$ 262	$ 455	$ 1,014

The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered as a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Changing the Performance Adjustment Index for the fund in the future without a shareholder vote. Section 3 of the Amended Contract allows the Board of Trustees, on behalf of the fund, to change the fund's Performance Adjustment Index without a shareholder vote. This ability is subject to the provisions of the 1940 Act and the Investment Advisers Act of 1940 (the Acts), as modified or interpreted by the Securities and Exchange Commission (SEC).

The Amended Contract will allow the Board to designate an alternative appropriate index for purposes of calculating the Performance Adjustment for the fund without a shareholder vote, provided the Acts permit them to do so. Currently, the Acts do not permit the Board to make such a change, and SEC approval would be required to do so. However, if future changes to the Acts or SEC positions allow this flexibility, the Board would be permitted to change the index without a shareholder vote. For example, if the index provider discontinued the Performance Adjustment Index, the Amended Contract would give the Board the ability to change the fund's Performance Adjustment Index without the delay and expense of having to first conduct a proxy solicitation. Any such change would be implemented prospectively. In short, the proposed modification gives the Board added flexibility to amend the contract with respect to the Performance Adjustment Index, subject to the constraints of the Acts. However, even if permitted under applicable law, the Board would only avail itself of this new flexibility if it were in the interests of the fund and its shareholders to do so.

Board Approval of Investment Advisory Contracts and Management Fees.

On January 19, 2011, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended management contract (the Amended Contract) for the fund and to submit the Amended Contract to shareholders for their approval. If approved by shareholders, the Amended Contract will increase the individual fund fee rate component of the fund's management fee and add a performance adjustment component to the management fee that FMR receives from the fund. FMR will enter into a fee waiver agreement to phase in the increase to the fund's individual fund fee rate over a seven-year period. The performance adjustment will take effect in the twelfth month after commencement of the performance period and the index used to calculate the fund's performance adjustment will be the S&P 500 Index (the Index). The Amended Contract also will allow the Board to change the fund's performance adjustment index in the future without a shareholder vote, if applicable law permits the Board to do so. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In considering whether to approve the Amended Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Contract is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board, in reaching its determination to approve the Amended Contract, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the investment adviser, FMR, and the sub-advisers, and by affiliated companies.

Shareholder and Administrative Services. The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services.

Investment Performance. In determining whether to increase the individual fund fee component and to add a performance adjustment component to the fund's management fee, the Board considered the rolling returns of the fund's Retail Class compared to the rolling returns of the Index over the performance period commencing January 1, 2008 through December 31, 2010. The Board noted that over the rolling 36-month period ended December 31, 2010 the fund generally outperformed the Index.

The Board recognized that past performance would have no impact on performance in the future. The Board considered the performance of the fund's Retail Class compared to the performance of the Index over the past ten calendar years. The Board noted that the fund's Retail Class outperformed the Index in four of the past ten calendar years. The Board also reviewed the fund's Retail Class cumulative and annualized returns, and those of its Index, over the one-, three-, five-, and ten-year periods ended December 31, 2010. The Board noted that the investment performance of the fund's Retail Class compared favorably to the Index for the five- and ten-year periods, although the fund's Retail Class one- and three-year cumulative and annualized total returns were lower than those of the Index.

The Board also noted that the Amended Contract would give the Board the ability to designate an alternative appropriate index for the fund without the delay and expense of having first to conduct a proxy solicitation, if applicable law would permit the Board to do so.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee compared to "mapped groups" of competitive funds. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee comparison by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board considered that, giving effect to the proposed increase to the fund's individual fund fee rate, the fund's management fee (before performance adjustment) is below the median of its mapped groups.

The Board also considered that, with the proposed performance adjustment, the fund's management fee will be subject to upward or downward adjustment depending on whether, and to what extent, the investment performance (based on the performance of Retail Class of the fund) for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment will provide FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and help to more closely align the interests of FMR and the fund's shareholders. The Board considered that, because the addition of the performance adjustment to the calculation of the fund's management fee will be implemented prospectively, the future impact of the performance adjustment component on management fees will depend solely on the fund's future performance relative to the Index.

Nonetheless, the Board considered the management fee that the fund incurred under the current management contract (without the performance adjustment) for the 12-month period ended December 31, 2010, compared to the hypothetical management fee that the fund would have incurred if the Amended Contract (with the increase to the fund's individual fund fee rate and the performance adjustment) had been in effect during those periods.

The Board noted that if the Amended Contract had been in effect during the 12-month period ended December 31, 2010 the fund's management fee would have been increased by 21.1 basis points ($11.3 million), 21.0 basis points ($11.2 million) attributable to the increase in the fund's individual fund fee rate, and 0.1 basis points ($100,000) attributable to the performance adjustment. The Board noted that the fund outperformed the Index for most of the period.

Based on its review, the Board concluded that the fund's proposed management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because the fund's management fee impacts the fund's total expenses - and because the future impact on management fees will depend solely on the fund's future performance relative to the Index - the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.

In its review, the Board also noted that at its July 2010 meeting it received and considered materials relating to its review of total expenses for the fund in connection with its renewal of the fund's current management contract. This information included Fidelity fee structures and other information with respect to clients of FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients

Costs of the Services and Profitability. With respect to the increase in the individual fund fee rate, the Board considered the additional revenue to be earned by Fidelity. The Board also considered the level of profit expected to be realized by Fidelity with respect to the fund. The Board noted that any increase in the profitability of the fund as a result of the increase to the individual fund fee rate would be realized over a seven-year period as a result of the fee waiver agreement.

With respect to the proposed performance adjustment, because the Board was approving an arrangement under which a portion of the management fee that the fund pays FMR will depend solely on the fund's future performance relative to the Proposed Index, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the fund's Amended Contract, like the current contract, incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Amended Contract is in the best interest of fund shareholders and fair and reasonable, and that the Amended Contract should be approved and submitted to shareholders for their approval.

The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR Proposals 2 and 3. If Proposals 2 and 3 are both approved by shareholders, the fund will adopt the form of Amended Contract attached as Exhibit 1. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval. If either Proposal is not approved, the Current Management Contract will remained unchanged in effect.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Fidelity Fund and advised by FMR is contained in the Table of Average Net Assets and Advisory Fees in Exhibit 2 beginning on page [_].

FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

The Directors of FMR are Edward C. Johnson 3d, Chairman; Abigail P. Johnson; James C. Curvey; Peter S. Lynch, Vice Chairman; and John J. Remondi. Mr. Johnson 3d is also a member of the Advisory Board of the trust and of other funds advised by FMR; Chairman and Director of FMRC; Chief Executive Officer, Chairman, and Director of FMR LLC; and Chairman and Director of FIL Limited. Ms. Johnson is also Director of FMRC. Mr. Curvey is also a Trustee of the trust and of other funds advised by FMR; Director of FMRC, FIMM, and FRAC; Director and Vice Chairman of FMR LLC; and Acting Chairman of the Board. Mr. Lynch is also a member of the Advisory Board of the trust and of other funds advised by FMR and Vice Chairman and Director of FMRC. Mr. Remondi is also Director of FMRC, FRAC, and FIMM and Director and Executive Vice President of FMR LLC. The following people are currently officers of the trust and officers or employees of FMR or FMR LLC: Kenneth B. Robins, President and Treasurer of Fidelity's Equity and High Income Funds; Bruce T. Herring, Vice President of certain Equity Funds and Group Chief Investments Officer of FMR; Brian B. Hogan, Vice President of certain Equity Funds and Vice President of Sector Funds and President of FMR's Equity Division; Scott C. Goebel, Secretary and Chief Legal Officer of the Fidelity funds, General Counsel, Secretary, and Senior Vice President of FMR, and Deputy General Counsel of FMR LLC; William C. Coffey, Assistant Secretary of Fidelity's Equity and High Income Funds and Senior Vice President and Deputy General Counsel of FMR LLC; Holly C. Laurent, Anti-Money Laundering Officer of the Fidelity funds; Christine Reynolds, Chief Financial Officer of the Fidelity funds and President of Fidelity Pricing and Cash Management Services (FPCMS); Kenneth A. Rathgeber, Chief Compliance Officer of Fidelity's Equity and High Income Funds and FMR; Jeffrey S. Christian, Deputy Treasurer of the Fidelity funds; Bryan A. Mehrmann, Deputy Treasurer of the Fidelity funds; Adrien E. Deberghes, Deputy Treasurer of Fidelity's Equity and High Income Funds and Assistant Treasurer of other Fidelity funds; Stephanie J. Dorsey, Assistant Treasurer of Fidelity's Equity and High Income Funds and Deputy Treasurer of other Fidelity funds; John R. Hebble, Assistant Treasurer of Fidelity's Equity and High Income Funds and President and Treasurer of other Fidelity funds; Gary W. Ryan, Assistant Treasurer of the Fidelity funds; and Jonathan Davis, Assistant Treasurer of the Fidelity funds. [With the exception of [____________],][A/a]ll of these persons hold or have options to acquire stock or other securities of FMR LLC. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

All of the stock of FMR is owned by its parent company, FMR LLC, 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d and Abigail P. Johnson family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

[During the period July 1, 2009 through March 31, 2011, no transactions were entered into by Trustees of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.]

ACTIVITIES AND MANAGEMENT OF FMRC

FMRC is a wholly-owned subsidiary of FMR formed in 1999 to provide portfolio management services to certain Fidelity funds and investment advice with respect to equity and high income instruments.

Funds with investment objectives similar to Fidelity Fund for which FMR has entered into a sub-advisory agreement with FMRC, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit 2 beginning on page [__].

The Directors of FMRC are Edward C. Johnson 3d, Chairman; Abigail P. Johnson; James C. Curvey; Peter S. Lynch, Vice Chairman; Ronald P. O'Hanley; and John J. Remondi. Mr. Johnson 3d is also a member of the Advisory Board of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, and Director of FMR LLC; Chairman and Director of FIL Limited; and Chairman and Director of FMR. Ms. Johnson is also Director of FMR. Mr. Curvey is also a Trustee of the trust and of other funds advised by FMR; Director of FMR, FIMM, and FRAC; Vice Chairman and Director of FMR LLC; and Acting Chairman of the Board. Mr. Lynch is also a member of the Advisory Board of funds advised by FMR and Vice Chairman and Director of FMR. Mr. O'Hanley is also Director of FIMM and FRAC. Mr. Remondi is also Director of FMR, FRAC, and FIMM; and Executive Vice President and Director of FMR LLC. [Each of the Directors is a stockholder of FMR LLC.] The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

ACTIVITIES AND MANAGEMENT OF FMR U.K., FMR H.K., AND FMR JAPAN

FMR U.K. is a wholly-owned subsidiary of FMR formed in 1986. FMR H.K. and FMR Japan are wholly-owned subsidiaries of FMR, each formed in 2008.

FMR U.K., FMR H.K., and FMR Japan provide research and investment recommendations with respect to companies based outside of the United States for certain funds for which FMR acts as investment adviser. They may also provide investment advisory services. FMR U.K. focuses primarily on companies based in the U.K. and Europe. FMR H.K. focuses primarily on companies based in Hong Kong. FMR Japan focuses primarily on companies based in Japan.

Funds with investment objectives similar to Fidelity Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K., FMR H.K., or FMR Japan and the net assets of each of these funds are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit 2 beginning on page [_].

The Directors of FMR U.K. are Lawrence J. Brindisi, Executive Director and Executive Vice President; Robert P. Brown, Managing Director of Research; Peter Brian Enyeart, Chief Investment Officer - Equity and Managing Director of Research; Bruce T. Herring, Chief Investment Officer; Christopher P. Sullivan; Matthew C. Torrey, President and Chief Executive Officer; and JS Wynant, Treasurer. Mr. Brown is also Executive Vice President of FIMM. Mr. Herring is also President of FRAC. Mr. Sullivan is also Executive Vice President of FIMM. Mr. Torrey is also President and Chief Executive Officer, and Director of FMR Japan; and President, Chief Executive Officer, Managing Director of Research, and Director of FMR H.K. Mr. Wynant is also Senior Vice President and Treasurer of FMR, FMRC, FRAC, and FIMM; Director and Treasurer of FMR Japan; and Treasurer of FMR H.K. [Each of the Directors is a stockholder of FMR LLC.] The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

The Directors of FMR H.K. are Markus Eichacker, Chief Investment Officer and Managing Director of Research; Matthew C. Torrey, President, Chief Executive Officer, and Managing Director of Research; and Sharon Yau Wong, Director of Investment Services-Asia. Mr. Torrey is also President, Chief Executive Officer, and Director of FMR Japan and FMR U.K. [Each of the Directors is a stockholder of FMR LLC.] The principal business address of the Directors is Floor 19, 41 Connaught Road Central, Hong Kong.

The Directors of FMR Japan are Takeya Suzuki, Managing Director of Research, Japan; Matthew C. Torrey, President and Chief Executive Officer; and JS Wynant, Treasurer. Mr. Torrey is also President and Chief Executive Officer, Director, and Managing Director of Research of FMR H.K; and President and Chief Executive Officer and Director of FMR U.K. Mr. Wynant is also Senior Vice President and Treasurer of FMR, FMRC, FRAC, and FIMM; Director and Treasurer of FMR U.K.; and Treasurer of FMR H.K. [Each of the Directors is a stockholder of FMR LLC.] The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

PRESENT MANAGEMENT CONTRACT

The fund's management contract, dated August 1, 2007, was initially approved by the Board of Trustees on July 19, 2007, pursuant to authority granted under SEC staff interpretations of the 1940 Act. The Board of Trustees last approved the continuance of the management contract at a meeting held July 14, 2010. The last time the management contract was approved by shareholders was on June 13, 2001. Such approvals included reducing the management fee payable to FMR by the fund as FMR's assets under management increase, and allowing future modifications of the contract without a shareholder vote if permitted by the 1940 Act.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Services provided by affiliates of FMR will continue under the Amended Contract described in Proposals 2 and 3.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, the fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE		EFFECTIVE ANNUAL FEE RATES
Average Group Assets	Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0 - $3 billion	.5200%	$ 1 billion	.5200%
3 - 6.4900		50.3823
6 - 9.4600		100.3512
9 - 12.4300		150.3371
12 - 15.4000		200.3284
15 - 18.3850		250.3219
18 - 21.3700		300.3163
21 - 24.3600		350.3113
24 - 30.3500		400.3067
30 - 36.3450		450.3024
36 - 42.3400		500.2982
42 - 48.3350		550.2942
48 - 66.3250		600.2904
66 - 84.3200		650.2870
84 - 102.3150		700.2838
102 - 138.3100		750.2809
138 - 174.3050		800.2782
174 - 210.3000		850.2756
210 - 246.2950		900.2732
246 - 282.2900		950.2710
282 - 318.2850		1,000.2689
318 - 354.2800		1,050.2669
354 - 390.2750		1,100.2649
390 - 426.2700		1,150.2631
426 - 462.2650		1,200.2614
462 - 498.2600		1,250.2597
498 - 534.2550		1,300.2581
534 - 587.2500		1,350.2566
587 - 646.2463		1,400.2551
646 - 711.2426		1,450.2536
711 - 782.2389		1,500.2523
782 - 860.2352		1,550.2510
860 - 946.2315		1,600.2497
946 - 1,041.2278		1,650.2484
1,041 - 1,145.2241		1,700.2472
1,145 - 1,260.2204		1,750.2460
1,260 - 1,386.2167		1,800.2449
1,386 - 1,525.2130		1,850.2438
1,525 - 1,677.2093		1,900.2427
1,677 - 1,845.2056		1,950.2417
Over 1,845.2019		2,000.2407

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,227 billion of group net assets - the approximate level for June 2010 - was 0.2604%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,227 billion.

The fund's individual fund fee rate is 0.09%. Based on the average group net assets of the funds advised by FMR for June 2010, the fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Fidelity Fund	0.2604%	+	0.0900%	=	0.3504%

One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

For the fiscal year ended June 30, 2010, the fund paid FMR total management fees of $18,744,116.

FMR may, from time to time, voluntarily reimburse all or a portion of the fund's or, a class's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a fund's or class's returns, and repayment of the reimbursement by a fund or class will lower its returns.

Distribution Agreement. The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Transfer and Service Agent Agreements. The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services for each class of the fund.

The fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate). The fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreement, FSC calculates the net asset value and dividends for each class of the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

Transfer agent fees paid to FIIOC by the fund for the fiscal year ended June 30, 2010 amounted to $11,503,795.

For the fiscal year ended June 30, 2010, the fund paid FSC pricing and bookkeeping fees of $1,198,476.

For the fiscal year ended June 30, 2010, the fund paid FSC $5,035 for securities lending.

SUB-ADVISORY AGREEMENTS

FMRC. On behalf of the fund, FMR has entered into a sub-advisory agreement, dated January 1, 2001, with FMRC pursuant to which FMRC has day-to-day responsibility for choosing investments for the fund. Under the terms of the sub-advisory agreement for the fund, FMR, and not the fund, pays FMRC's fees.

FMR U.K., FMR H.K., and FMR Japan. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR U.K. (dated July 17, 2008), FMR H.K. (dated September 9, 2008), and FMR Japan (dated September 29, 2008). Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR, and not the fund, pays the sub-advisers.

On July 17, 2008, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of the fund, a sub-advisory agreement with FMR U.K., effective July 17, 2008. The last time the sub-advisory agreement was approved by shareholders was on June 13, 2001, and it became effective on July 1, 2001. Such approval allows future modifications of the contract without a shareholder vote if permitted by the 1940 Act.

On July 17, 2008, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of the fund, a sub-advisory agreement with FMR H.K., which became effective September 9, 2008.

On July 17, 2008, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of the fund, a sub-advisory agreement with FMR Japan, which became effective September 29, 2008.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. If FMR grants investment management authority to a sub-adviser, that sub-adviser is authorized to provide the services described in the sub-advisory agreement.

FMR may place trades with certain brokers, including National Financial Services LLC (NFS), with whom it is under common control provided FMR determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

The following table shows the total amount of brokerage commissions paid by the fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal year ended June 30, 2010. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Fidelity Fund	June 30, 2010	$ 5,508,050	0.10%

During the fiscal year ended June 30, 2010, the fund paid brokerage commissions of $86,632 to NFS. NFS is paid on a commission basis. During the fiscal year ended June 30, 2010, this amounted to approximately 1.57% of the aggregate brokerage commissions paid by the fund for transactions involving approximately 3.96% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions.

During the fiscal year ended June 30, 2010, the fund paid $5,039,276 in brokerage commissions to firms that may have provided research or brokerage services involving approximately $6,582,280,143 of transactions. For the twelve-month period ending March 31, 2011, $1,101,689 of the fund's brokerage commissions were allocated for research or brokerage services.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 82 Devonshire Street, Mailzone V10A, Boston, Massachusetts 02109. Proposals must be received a reasonable time before the fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

UNDERLINED LANGUAGE WILL BE ADDED
~~STRUCKTHROUGH~~ LANGUAGE WILL BE DELETED

FORM OF

MANAGEMENT CONTRACT
between
FIDELITY HASTINGS STREET TRUST:
FIDELITY FUND
and
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT AMENDED and RESTATED as of this ~~1st~~__ day of ~~August, 2007~~[Month], 2011, by and between Fidelity Hastings Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated ~~July~~August 1, ~~2001~~2007, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on ~~August 1, 2007~~2011.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a ~~Group~~Basic Fee and a Performance Adjustment. Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than an ~~Individual Fund Fee.~~appropriate index (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

(a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

~~(a)~~(i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Group Assets	Annualized Rate
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
1,260 - 1,386.2167
1,386 - 1,525.2130
1,525 - 1,677.2093
1,677 - 1,845.2056
over ~~-~~ 1,845.2019

~~(b)~~(ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be ~~0.09%~~0.30%.

~~The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.~~

(b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

(c) Performance Adjustment Rate: Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest 0.01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

For purposes of calculating the performance adjustment of the Portfolio, the Portfolio's investment performance will be based on the performance of the retail class.

The performance period will commence with the effective date of this contract. During the first eleven months of the performance period for the retail class, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the retail class of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the retail class of the Portfolio as of the last business day of such period. In computing the investment performance of the retail class of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

(d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period.

(e) The Index shall be the S&P 500 Index. Subject to the requirements of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission, the Trustees may designate an alternative appropriate index for purposes of calculating the Performance Adjustment (the "Successor Index") as provided in this sub-paragraph. For the 35 month period commencing on the first day of the month following such designation (or such other date as agreed by the Fund, on behalf of the Portfolio, and the Adviser) (the "Transition Period"), the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance against the blended investment records of the Successor Index and the index used to calculate the Portfolio's Performance Adjustment prior to the Transition Period (the "Prior Index"), such calculation being performed as follows:

For the first month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the retail class of the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects the investment record of the Prior Index for the first 35 months of the performance period and the investment record of the Successor Index for the 36th month of the performance period. For each subsequent month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the retail class of the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects one additional month of the Successor Index's performance and one less month of the Prior Index's performance. This calculation methodology shall continue until the expiration of the Transition Period, at which time the investment record of the Prior Index shall be eliminated from the Performance Adjustment calculation, and the Successor Index shall become the Index for purposes of calculating the Performance Adjustment.

~~(c)(f)~~In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in ~~effect,~~ effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the ~~fee~~ last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed ~~upon~~ on the ~~average~~ basis of and applied to net assets ~~for~~ averaged over the 36-month period ending on the last business ~~days it~~ day on which this Contract is ~~so~~ in effect ~~for~~provided that ~~month.~~ if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

(f) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) ~~a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser,~~ its proportionate share of ~~50% of~~ insurance ~~premiums for fidelity and other coverage~~premiums; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, ~~2008~~2012 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the ~~Securities and Exchange~~ Commission ~~(the "Commission")~~or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 2

[To be updated]

Funds Advised by FMR - Table of Average Net Assets and Advisory Fees

The following table shows the average net assets and advisory fees for each growth fund as of the period indicated below. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout the fiscal period.

Fund Name	As of	Average Net Assets (millions)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR
Fidelity Large Cap Growth Fund: (a)
Class A	1/31/11
Class T	1/31/11
Class B	1/31/11
Class C	1/31/11
Institutional Class	1/31/11
Retail Class	1/31/11
Fidelity Large Cap Value Fund: (a)
Class A	1/31/11
Class T	1/31/11
Class B	1/31/11
Class C	1/31/11
Institutional Class	1/31/11
Retail Class	1/31/11
Fidelity Mid Cap Growth Fund: (a)
Class A	1/31/11
Class T	1/31/11
Class B	1/31/11
Class C	1/31/11
Institutional Class	1/31/11
Retail Class	1/31/11
Fidelity Mid Cap Value Fund: (a)
Class A	1/31/11
Class T	1/31/11
Class B	1/31/11
Class C	1/31/11
Institutional Class	1/31/11
Retail Class	1/31/11
Fidelity Series All-Sector Equity Fund: (a)
Class F (f)	1/31/11
Retail Class	1/31/11
Fidelity Series Large Cap Value Fund: (a)
Class F (f)	1/31/11
Retail Class	1/31/11
Fidelity® Select Portfolios®: (a)
Air Transportation Portfolio	2/28/11
Automotive Portfolio	2/28/11
Banking Portfolio	2/28/11
Biotechnology Portfolio	2/28/11
Brokerage and Investment Management Portfolio	2/28/11
Chemicals Portfolio	2/28/11
Communications Equipment Portfolio	2/28/11
Computers Portfolio	2/28/11
Construction and Housing Portfolio	2/28/11
Consumer Discretionary Portfolio	2/28/11
Consumer Finance Portfolio	2/28/11
Consumer Staples Portfolio:
Class A	2/28/11
Class T	2/28/11
Class B	2/28/11
Class C	2/28/11
Institutional Class	2/28/11
Retail Class	2/28/11
Defense and Aerospace Portfolio	2/28/11
Electronics Portfolio	2/28/11
Energy Portfolio	2/28/11
Energy Service Portfolio	2/28/11
Environment and Alternative Energy Portfolio	2/28/11
Financial Services Portfolio	2/28/11
Gold Portfolio:
Class A	2/28/11
Class T	2/28/11
Class B	2/28/11
Class C	2/28/11
Institutional Class	2/28/11
Retail Class	2/28/11
Health Care Portfolio	2/28/11
Industrial Equipment Portfolio	2/28/11
Industrials Portfolio	2/28/11
Insurance Portfolio	2/28/11
IT Services Portfolio	2/28/11
Leisure Portfolio	2/28/11
Materials Portfolio:
Class A	2/28/11
Class T	2/28/11
Class B	2/28/11
Class C	2/28/11
Institutional Class	2/28/11
Retail Class	2/28/11
Medical Delivery Portfolio	2/28/11
Medical Equipment and Systems Portfolio	2/28/11
Multimedia Portfolio	2/28/11
Natural Gas Portfolio	2/28/11
Natural Resources Portfolio	2/28/11
Pharmaceuticals Portfolio	2/28/11
Retailing Portfolio	2/28/11
Software and Computer Services Portfolio	2/28/11
Technology Portfolio	2/28/11
Telecommunications Portfolio:
Class A	2/28/11
Class T	2/28/11
Class B	2/28/11
Class C	2/28/11
Institutional Class	2/28/11
Retail Class	2/28/11
Transportation Portfolio	2/28/11
Utilities Portfolio	2/28/11
Wireless Portfolio	2/28/11
Fidelity Magellan® Fund: (a)
Class K	3/31/11
Retail Class	3/31/11
Fidelity Large Cap Stock Fund (a)	4/30/10
Fidelity Mid-Cap Stock Fund: (a)
Class K	4/30/10
Retail Class	4/30/10
Fidelity Small Cap Discovery Fund (a)	4/30/10
Fidelity Small Cap Stock Fund (a)	4/30/10
Fidelity Fifty® (a)	6/30/10
Fidelity Fund: (a)
Class K	6/30/10
Retail Class	6/30/10
Fidelity Growth Discovery Fund: (a)
Class K	6/30/10
Retail Class	6/30/10
Fidelity Advisor Biotechnology Fund: (a)
Class A	7/31/10
Class T	7/31/10
Class B	7/31/10
Class C	7/31/10
Institutional Class	7/31/10
Fidelity Advisor Communications Equipment Fund: (a)
Class A	7/31/10
Class T	7/31/10
Class B	7/31/10
Class C	7/31/10
Institutional Class	7/31/10
Fidelity Advisor Consumer Discretionary Fund: (a)
Class A	7/31/10
Class T	7/31/10
Class B	7/31/10
Class C	7/31/10
Institutional Class	7/31/10
Fidelity Advisor Electronics Fund: (a)
Class A	7/31/10
Class T	7/31/10
Class B	7/31/10
Class C	7/31/10
Institutional Class	7/31/10
Fidelity Advisor Energy Fund: (a)
Class A	7/31/10
Class T	7/31/10
Class B	7/31/10
Class C	7/31/10
Institutional Class	7/31/10
Fidelity Advisor Financial Services Fund: (a)
Class A	7/31/10
Class T	7/31/10
Class B	7/31/10
Class C	7/31/10
Institutional Class	7/31/10
Fidelity Advisor Health Care Fund: (a)
Class A	7/31/10
Class T	7/31/10
Class B	7/31/10
Class C	7/31/10
Institutional Class	7/31/10
Fidelity Advisor Industrials Fund: (a)
Class A	7/31/10
Class T	7/31/10
Class B	7/31/10
Class C	7/31/10
Institutional Class	7/31/10
Fidelity Advisor Leveraged Company Stock Fund: (a)
Class A	7/31/10
Class T	7/31/10
Class B	7/31/10
Class C	7/31/10
Institutional Class	7/31/10
Fidelity Advisor Technology Fund: (a)
Class A	7/31/10
Class T	7/31/10
Class B	7/31/10
Class C	7/31/10
Institutional Class	7/31/10
Fidelity Advisor Utilities Fund: (a)
Class A	7/31/10
Class T	7/31/10
Class B	7/31/10
Class C	7/31/10
Institutional Class	7/31/10
Fidelity Blue Chip Growth Fund: (a)
Class F (f)	7/31/10
Class K	7/31/10
Retail Class	7/31/10
Fidelity Blue Chip Value Fund (a)	7/31/10
Fidelity Dividend Growth Fund: (a)
Class K	7/31/10
Retail Class	7/31/10
Fidelity International Real Estate Fund: (a)(c)
Class A	7/31/10
Class T	7/31/10
Class B	7/31/10
Class C	7/31/10
Institutional Class	7/31/10
Retail Class	7/31/10
Fidelity Leveraged Company Stock Fund: (a)
Class K	7/31/10
Retail Class	7/31/10
Fidelity Low-Priced Stock Fund: (a)
Class K	7/31/10
Retail Class	7/31/10
Fidelity OTC Portfolio: (a)
Class K	7/31/10
Retail Class	7/31/10
Fidelity Series Small Cap Opportunities Fund: (a)(c)
Class F (f)	7/31/10
Retail Class	7/31/10
Fidelity Small Cap Growth Fund: (a)
Class A	7/31/10
Class T	7/31/10
Class B	7/31/10
Class C	7/31/10
Class F (f)	7/31/10
Institutional Class	7/31/10
Retail Class	7/31/10
Fidelity Small Cap Value Fund: (a)
Class A	7/31/10
Class T	7/31/10
Class B	7/31/10
Class C	7/31/10
Class F (f)	7/31/10
Institutional Class	7/31/10
Retail Class	7/31/10
Fidelity Value Discovery Fund: (a)
Class K	7/31/10
Retail Class	7/31/10
Fidelity Export and Multinational Fund: (a)
Class K	8/31/10
Retail Class	8/31/10
Fidelity Advisor Capital Development Fund: (a)
Class A	9/30/10
Class T	9/30/10
Class B	9/30/10
Class C	9/30/10
Class O	9/30/10
Institutional Class	9/30/10
Fidelity Advisor Diversified Stock Fund: (a)
Class A	9/30/10
Class T	9/30/10
Class B	9/30/10
Class C	9/30/10
Class O	9/30/10
Institutional Class	9/30/10
Fidelity Series Broad Market Opportunities Fund (a)	9/30/10
Fidelity Advisor Diversified International Fund: (a)(c)
Class A	10/31/10
Class T	10/31/10
Class B	10/31/10
Class C	10/31/10
Institutional Class	10/31/10
Fidelity Advisor Emerging Asia Fund: (a)(c)
Class A	10/31/10
Class T	10/31/10
Class B	10/31/10
Class C	10/31/10
Institutional Class	10/31/10
Fidelity Advisor Emerging Markets Fund: (a)(c)
Class A	10/31/10
Class T	10/31/10
Class B	10/31/10
Class C	10/31/10
Institutional Class	10/31/10
Fidelity Advisor Europe Capital Appreciation Fund: (a)(b)
Class A	10/31/10
Class T	10/31/10
Class B	10/31/10
Class C	10/31/10
Institutional Class	10/31/10
Fidelity Advisor Global Capital Appreciation Fund: (a)(c)
Class A	10/31/10
Class T	10/31/10
Class B	10/31/10
Class C	10/31/10
Institutional Class	10/31/10
Fidelity Advisor International Capital Appreciation Fund: (a)(c)
Class A	10/31/10
Class T	10/31/10
Class B	10/31/10
Class C	10/31/10
Institutional Class	10/31/10
Fidelity Advisor Overseas Fund: (a)(c)
Class A	10/31/10
Class T	10/31/10
Class B	10/31/10
Class C	10/31/10
Institutional Class	10/31/10
Fidelity Advisor Value Fund: (a)
Class A	10/31/10
Class T	10/31/10
Class B	10/31/10
Class C	10/31/10
Institutional Class	10/31/10
Fidelity Advisor Value Leaders Fund: (a)
Class A	10/31/10
Class T	10/31/10
Class B	10/31/10
Class C	10/31/10
Institutional Class	10/31/10
Fidelity Canada Fund: (a)(b)
Class A	10/31/10
Class T	10/31/10
Class B	10/31/10
Class C	10/31/10
Institutional Class	10/31/10
Retail Class	10/31/10
Fidelity Capital Appreciation Fund: (a)
Class K	10/31/10
Retail Class	10/31/10
Fidelity China Region Fund: (a)(c)
Class A	10/31/10
Class T	10/31/10
Class B	10/31/10
Class C	10/31/10
Institutional Class	10/31/10
Retail Class	10/31/10
Fidelity Disciplined Equity Fund: (a)
Class F (f)	10/31/10
Class K	10/31/10
Retail Class	10/31/10
Fidelity Diversified International Fund: (a)(c)
Class F (f)	10/31/10
Class K	10/31/10
Retail Class	10/31/10
Fidelity Emerging Asia Fund: (a)(c)	10/31/10
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund: (a)(c)
Class A	10/31/10
Class T	10/31/10
Class B	10/31/10
Class C	10/31/10
Institutional Class	10/31/10
Retail Class	10/31/10
Fidelity Emerging Markets Fund: (a)(c)
Class K	10/31/10
Retail Class	10/31/10
Fidelity Europe Capital Appreciation Fund (a)(b)	10/31/10
Fidelity Europe Fund: (a)(b)	10/31/10
Fidelity Focused Stock Fund (a)	10/31/10
Fidelity Global Commodity Stock Fund: (a)(c)(f)
Class A	10/31/10
Class T	10/31/10
Class B	10/31/10
Class C	10/31/10
Institutional Class	10/31/10
Retail Class	10/31/10
Fidelity International Capital Appreciation Fund (a)(c)	10/31/10
Fidelity International Discovery Fund: (a)(c)
Class A	10/31/10
Class T	10/31/10
Class B	10/31/10
Class C	10/31/10
Class K	10/31/10
Institutional Class	10/31/10
Retail Class	10/31/10
Fidelity International Growth Fund: (a)(c)
Class A	10/31/10
Class T	10/31/10
Class B	10/31/10
Class C	10/31/10
Institutional Class	10/31/10
Retail Class	10/31/10
Fidelity International Small Cap Fund: (a)(c)
Class A	10/31/10
Class T	10/31/10
Class B	10/31/10
Class C	10/31/10
Institutional Class	10/31/10
Retail Class	10/31/10
Fidelity International Small Cap Opportunities Fund: (a)(c)
Class A	10/31/10
Class T	10/31/10
Class B	10/31/10
Class C	10/31/10
Institutional Class	10/31/10
Retail Class	10/31/10
Fidelity International Value Fund: (a)(c)
Class A	10/31/10
Class T	10/31/10
Class B	10/31/10
Class C	10/31/10
Institutional Class	10/31/10
Retail Class	10/31/10
Fidelity Japan Fund: (a)(c)
Class A	10/31/10
Class T	10/31/10
Class B	10/31/10
Class C	10/31/10
Institutional Class	10/31/10
Retail Class	10/31/10
Fidelity Japan Smaller Companies Fund (a)(c)	10/31/10
Fidelity Latin America Fund (a)(b)
Class A	10/31/10
Class T	10/31/10
Class B	10/31/10
Class C	10/31/10
Institutional Class	10/31/10
Retail Class	10/31/10
Fidelity Nordic Fund (a)(b)	10/31/10
Fidelity Overseas Fund: (a)(c)
Class F (f)	10/31/10
Class K	10/31/10
Retail Class	10/31/10
Fidelity Pacific Basin Fund (a)(c)	10/31/10
Fidelity Series Emerging Markets Fund: (a)(c)(f)
Class F	10/31/10
Retail Class	10/31/10
Fidelity Series International Growth Fund: (a)(c)(f)
Class F	10/31/10
Retail Class	10/31/10
Fidelity Series International Small Cap Fund: (a)(c)(f)
Class F	10/31/10
Retail Class	10/31/10
Fidelity Series International Value Fund: (a)(c)(f)
Class F	10/31/10
Retail Class	10/31/10
Fidelity Stock Selector All Cap Fund: (a)
Class K	10/31/10
Retail Class	10/31/10
Fidelity Stock Selector Small Cap Fund: (a)
Class A	10/31/10
Class T	10/31/10
Class B	10/31/10
Class C	10/31/10
Institutional Class	10/31/10
Retail Class	10/31/10
Fidelity Tax Managed Stock Fund: (a)
Class A (f)	10/31/10
Class T (f)	10/31/10
Class B (f)	10/31/10
Class C (f)	10/31/10
Institutional Class (f)	10/31/10
Retail Class	10/31/10
Fidelity Total International Equity Fund: (a)(c)
Class A	10/31/10
Class T	10/31/10
Class B	10/31/10
Class C	10/31/10
Institutional Class	10/31/10
Retail Class	10/31/10
Fidelity Value Fund: (a)
Class K	10/31/10
Retail Class	10/31/10
Fidelity Worldwide Fund: (a)(c)
Class A (f)	10/31/10
Class T (f)	10/31/10
Class B (f)	10/31/10
Class C (f)	10/31/10
Institutional Class (f)	10/31/10
Retail Class	10/31/10
Fidelity 130/30 Large Cap Fund: (a)
Class A	11/30/10
Class T	11/30/10
Class B	11/30/10
Class C	11/30/10
Institutional Class	11/30/10
Retail Class	11/30/10
Fidelity Advisor Dividend Growth Fund: (a)
Class A	11/30/10
Class T	11/30/10
Class B	11/30/10
Class C	11/30/10
Institutional Class	11/30/10
Fidelity Advisor Equity Growth Fund: (a)
Class A	11/30/10
Class T	11/30/10
Class B	11/30/10
Class C	11/30/10
Institutional Class	11/30/10
Fidelity Advisor Equity Value Fund: (a)
Class A	11/30/10
Class T	11/30/10
Class B	11/30/10
Class C	11/30/10
Institutional Class	11/30/10
Fidelity Advisor Growth Opportunities Fund: (a)
Class A	11/30/10
Class T	11/30/10
Class B	11/30/10
Class C	11/30/10
Institutional Class	11/30/10
Fidelity Advisor Growth Strategies Fund: (a)
Class A	11/30/10
Class T	11/30/10
Class B	11/30/10
Class C	11/30/10
Institutional Class	11/30/10
Fidelity Advisor Large Cap Fund: (a)
Class A	11/30/10
Class T	11/30/10
Class B	11/30/10
Class C	11/30/10
Institutional Class	11/30/10
Fidelity Advisor Mid Cap Fund: (a)
Class A	11/30/10
Class T	11/30/10
Class B	11/30/10
Class C	11/30/10
Institutional Class	11/30/10
Fidelity Advisor Small Cap Fund: (a)
Class A	11/30/10
Class T	11/30/10
Class B	11/30/10
Class C	11/30/10
Institutional Class	11/30/10
Fidelity Advisor Stock Selector All Cap Fund: (a)
Class A	11/30/10
Class T	11/30/10
Class B	11/30/10
Class C	11/30/10
Institutional Class	11/30/10
Fidelity Advisor Strategic Growth Fund: (a)
Class A	11/30/10
Class T	11/30/10
Class B	11/30/10
Class C	11/30/10
Institutional Class	11/30/10
Fidelity Advisor Value Strategies Fund: (a)
Class A	11/30/10
Class T	11/30/10
Class B	11/30/10
Class C	11/30/10
Class K	11/30/10
Institutional Class	11/30/10
Retail Class	11/30/10
Fidelity Growth Company Fund: (a)
Class F (f)	11/30/10
Class K	11/30/10
Retail Class	11/30/10
Fidelity Growth Strategies Fund: (a)
Class K	11/30/10
Retail Class	11/30/10
Fidelity Independence Fund: (a)
Class K	11/30/10
Retail Class	11/30/10
Fidelity® New Millennium Fund® (a)	11/30/10
Fidelity Advisor Mid Cap II Fund: (a)
Class A	12/31/10
Class T	12/31/10
Class B	12/31/10
Class C	12/31/10
Institutional Class	12/31/10
Fidelity Advisor New Insights Fund: (a)
Class A	12/31/10
Class T	12/31/10
Class B	12/31/10
Class C	12/31/10
Institutional Class	12/31/10
Fidelity Contrafund®: (a)
Class K	12/31/10
Retail Class	12/31/10
Fidelity Exchange Fund (e)	12/31/10
Fidelity Trend Fund (a)	12/31/10
VIP Consumer Discretionary Portfolio: (a)
Initial Class	12/31/10
Investor Class	12/31/10
VIP Consumer Staples Portfolio: (a)
Initial Class	12/31/10
Investor Class	12/31/10
VIP Contrafund Portfolio: (a)
Initial Class	12/31/10
Investor Class	12/31/10
Service Class	12/31/10
Service Class 2	12/31/10
Service Class 2 R	12/31/10
VIP Disciplined Small Cap Portfolio: (d)
Initial Class	12/31/10
Investor Class	12/31/10
Service Class	12/31/10
Service Class 2	12/31/10
VIP Dynamic Capital Appreciation Portfolio: (a)
Initial Class	12/31/10
Investor Class	12/31/10
Service Class	12/31/10
Service Class 2	12/31/10
VIP Emerging Markets Portfolio: (a)(c)
Initial Class	12/31/10
Initial Class R	12/31/10
Investor Class R	12/31/10
Service Class	12/31/10
Service Class 2	12/31/10
Service Class 2 R	12/31/10
VIP Energy Portfolio: (a)
Initial Class	12/31/10
Investor Class	12/31/10
Service Class 2	12/31/10
VIP Financial Services Portfolio: (a)
Initial Class	12/31/10
Investor Class	12/31/10
VIP Growth Opportunities Portfolio: (a)
Initial Class	12/31/10
Investor Class	12/31/10
Service Class	12/31/10
Service Class 2	12/31/10
VIP Growth Portfolio: (a)
Initial Class	12/31/10
Investor Class	12/31/10
Service Class	12/31/10
Service Class 2	12/31/10
Service Class 2 R	12/31/10
VIP Growth Stock Portfolio: (a)
Initial Class	12/31/10
Investor Class	12/31/10
Service Class	12/31/10
Service Class 2	12/31/10
VIP Growth Strategies Portfolio: (a)
Initial Class	12/31/10
Investor Class	12/31/10
Service Class	12/31/10
Service Class 2	12/31/10
VIP Health Care Portfolio: (a)
Initial Class	12/31/10
Investor Class	12/31/10
VIP Industrials Portfolio: (a)
Initial Class	12/31/10
Investor Class	12/31/10
VIP International Capital Appreciation Portfolio: (a)(b)
Initial Class	12/31/10
Initial Class R	12/31/10
Investor Class R	12/31/10
Service Class	12/31/10
Service Class R	12/31/10
Service Class 2	12/31/10
Service Class 2 R	12/31/10
VIP Materials Portfolio: (a)
Initial Class	12/31/10
Investor Class	12/31/10
VIP Mid Cap Portfolio: (a)
Initial Class	12/31/10
Investor Class	12/31/10
Service Class	12/31/10
Service Class 2	12/31/10
VIP Overseas Portfolio: (a)(c)
Initial Class	12/31/10
Initial Class R	12/31/10
Investor Class R	12/31/10
Service Class	12/31/10
Service Class R	12/31/10
Service Class 2	12/31/10
Service Class 2 R	12/31/10
VIP Technology Portfolio: (a)
Initial Class	12/31/10
Investor Class	12/31/10
VIP Telecommunications Portfolio: (a)
Initial Class	12/31/10
Investor Class	12/31/10
VIP Utilities Portfolio: (a)
Initial Class	12/31/10
Investor Class	12/31/10
VIP Value Leaders Portfolio: (a)
Initial Class	12/31/10
Investor Class	12/31/10
Service Class	12/31/10
Service Class 2	12/31/10
VIP Value Portfolio: (a)
Initial Class	12/31/10
Investor Class	12/31/10
Service Class	12/31/10
Service Class 2	12/31/10
VIP Value Strategies Portfolio: (a)
Initial Class	12/31/10
Investor Class	12/31/10
Service Class	12/31/10
Service Class 2	12/31/10

(a) FMR has entered into a sub-advisory agreement with each of FMRC, FMR U.K., FMR H.K. and FMR Japan on behalf of the fund.

(b) FMR has entered into a sub-advisory agreement with FIIA on behalf of the fund. FIIA has entered into a sub-advisory agreement with FIIA(U.K.)L on behalf of the fund.

(c) FMR has entered into a sub-advisory agreement with FIIA on behalf of the fund. FIIA has entered into a sub-advisory agreement with each of FIIA(U.K.)L and FIJ on behalf of the fund.

(d) FMR has entered into a sub-advisory agreement with each of FMRC and Geode Capital Management, LLC (Geode®) on behalf of the fund.

(e) FMR has entered into a sub-advisory agreement with FMRC on behalf of the fund.

(f) Less than a complete fiscal year.

(g) Estimated as of commencement of operations.

Fidelity is a registerd service mark of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.927265.100

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FID-pxs-0511

Form of Proxy Card: Fidelity® Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

PO Box 673023 Dallas, TX 75267-3023

	LOG-ON:	Vote on the internet at www.2voteproxy.com/proxy and follow the on-screen instructions.
	CALL:	To vote by phone call toll-free 1-800-597-7836 and follow the recorded instructions.

[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey, and Dennis Dirks, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on July 12, 2011 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................
...........................................................................	..................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated_______________

...........................................................................	...........................................................................

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

...........................................................................
...........................................................................	...........................................................................	FIDELITY HASTINGS STREET TRUST

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
		FOR	AGAINST	ABSTAIN
1.	To amend the fund's fundamental investment policies to remove references relating to selecting securities for income characteristics.	(_)	(_)	(_)
2.	Contingent upon the approval of Proposal 3, to increase the individual fund fee rate component of the management fee to 0.30%.	(_)	(_)	(_)
3.

Contingent upon the approval of Proposal 2, to include a performance adjustment component to the management fee and to give the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

		(_)	(_)	(_)
PLEASE SIGN ON REVERSE SIDE
FID-PXC-0511